HUBCO, INC.

                              POWER OF ATTORNEY

                                  FORM S-4



                 KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre- or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC File No. 33-63619) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

                 Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        Signature                 Title               Date
        ---------                 -----               ----

 JAMES E. SCHIERLOH        Chairman of the      October 17, 1995
 -----------------------   Board and Director
 (James E. Schierloh)

 KENNETH T. NEILSON
 -----------------------   President and        October 17, 1995
 (Kenneth T. Neilson)      Director (Chief
                           Executive Officer)
 ROBERT J. BURKE
 -----------------------         Director       October 17, 1995
 (Robert J. Burke)

 JOAN DAVID
 -----------------------         Director       October 17, 1995
 (Joan David)

 THOMAS R. FARLEY
 -----------------------         Director       October 17, 1995
 (Thomas R. Farley)

 HENRY G. HUGELHEIM
 -----------------------         Director       October 17, 1995
 (Henry G. Hugelheim)

 BRYANT MALCOLM
 -----------------------         Director       October 17, 1995
 (Bryant Malcolm)

 W. PETER McBRIDE
 -----------------------         Director       October 17, 1995
 (W. Peter McBride)

 HARRY J. LEBER
 -----------------------         Director       October 17, 1995
 (Harry J. Leber)

 CHARLES F.X. POGGI
 -----------------------         Director       October 17, 1995
 (Charles F.X. Poggi)

 GRACE FRANCES STRAUBER
 -----------------------         Director       October 17, 1995
 (Sister Grace Frances
 Strauber)

 EDWIN WACHTEL
 -----------------------         Director       October 17, 1995
 (Edwin Wachtel)

 RICHARD LINHART
 -----------------------   Treasurer and Chief  October 17, 1995
 (Richard Linhart)          Financial Officer
                           (Principal Financial
                                 Officer)
 CHRISTINA L. MAIER
 -----------------------   Assistant Treasurer  October 17, 1995
 (Christina L. Maier)           (Principal
                           Accounting Officer)